PIONEER CAPITAL GROWTH FUND
60 State Street
Boston, Massachusetts 02109

OFFICERS
JOHN F. COGAN, JR., Chairman and President
DAVID D. TRIPPLE, Executive Vice President
WARREN J. ISABELLE, Vice President
WILLIAM H. KEOUGH, Treasurer
JOSEPH P. BARRI, Secretary

TRUSTEES
JOHN F. COGAN, JR.
RICHARD H. EGDAHL, M.D.
MARGARET B.W. GRAHAM
JOHN W. KENDRICK
MARGUERITE A. PIRET
DAVID D. TRIPPLE
STEPHEN K. WEST
JOHN WINTHROP

INVESTMENT ADVISER
PIONEERING MANAGEMENT
CORPORATION

PRINCIPAL UNDERWRITER
PIONEER FUNDS
DISTRIBUTOR, INC.

CUSTODIAN
BROWN BROTHERS HARRIMAN & CO.

INDEPENDENT PUBLIC
  ACCOUNTANTS
ARTHUR ANDERSEN LLP

LEGAL COUNSEL
HALE AND DORR

SHAREHOLDER SERVICES AND TRANSFER AGENT
PIONEERING SERVICES CORPORATION
60 State Street
Boston, Massachusetts 02109


   [Boxed text]
Please call Pioneer for information on:
Existing accounts, new accounts,
prospectuses, applications,
and service forms                     1-800-225-6292
Fund yields and prices                1-800-225-4321
Telecommunications Device for the
 Deaf (TDD)                           1-800-225-1997
Toll-free fax                         1-800-225-4240
Retirement plans                      1-800-622-0176

When distributed to persons who are not shareowners of the Fund, this report must be accompanied by an official prospectus, which discusses the objectives, policies and other information about the Fund.

1295-2920
[Copyright]Pioneer Funds Distributor, Inc.



[Pioneer Logo]

Pioneer
Capital Growth
Fund


ANNUAL REPORT
OCTOBER 31, 1995

Dear Fellow Shareowners,

October 31, 1995, marked Pioneer Capital Growth Fund's sixth fiscal year-end. We'd like to take this opportunity to welcome the many shareowners who joined the Fund over the past year -- a period in which financial markets reached record levels and rewarded many investors. Your Fund, too, performed impressively, despite a modest downturn in October. As a result, the Fund maintained its five-star rating from Morningstar for the three and five years through October 31, 1995, the highest rating available from the independent mutual fund research firm.(1) This rating indicates the Fund placed in the top 10% of the 1,498 equity funds Morningstar tracked for the periods.



How Your Fund Performed

For the 12 months ended October 31, 1995, we report the following results for Pioneer Capital Growth Fund:


[bullet] Class A shares -- Net asset value rose to $19.42 per share on October 31, versus $17.26 one year earlier. Your Fund achieved a total return of 19.32% based on net asset value, and 12.48% based on maximum public offering price. These figures include reinvestment at net asset value of the $0.947 per share capital gains distribution paid in December 1994.

[bullet] Class B shares -- Net asset value increased to $19.20 per share on October 31, versus $17.20 one year ago. Your Fund's 12-month total return was 18.42% assuming shares were held throughout the period, and 14.42% assuming shares were redeemed. These figures include reinvestment of the $0.947 per share capital gains distribution paid in December 1994.


For additional performance information, turn to pages 4 and 5.


Pursuing Value in a Record-Setting Stock Market


   The past year's exceptional momentum in the stock market was reflected in the performance of popular, unmanaged indexes. The Dow Jones Industrial Average of 30 large- capitalization stocks returned 24.92% for the year ended October 31. The broader-based Standard & Poor's 500 Index gained an impressive 26.36%. And the Russell 2000 Index, an unmanaged measure of small-sized company stocks, closed the period with a total return of 18.35%. As reflected by this last figure, many smaller-capitalization stocks, including some holdings in your Fund's portfolio, did not experience the same gains as large, heavily traded companies. Nonetheless, the past year's investing climate proved favorable to stocks of all sizes, thanks to various positive factors such as low inflation and falling interest rates, solid corporate earnings and an abundance of corporate restructurings, mergers and acquisitions.


   Your Fund's management selects companies whose true value, in our opinion, is not yet reflected in its stock price. We focus on key financial attributes such as cash flows, balance sheets and earnings growth, as well as any major change or restructuring the company may be undergoing. This process often leads us to companies that either are unknown to most investors, or are experiencing a transition or turnaround. Our goal is to identify and invest in such companies early on, to take advantage of the growth we expect they ultimately will realize. We also set a price we believe reflects a company's true worth based on our in- depth analysis. Once a company reaches this "full value," we sell. Of course, companies may exhibit solid characteristics even after we sell them, which is why at times we will return a holding to your Fund's portfolio if its stock price drops to what we judge to be a reasonable value. We follow the same approach with existing Fund holdings; if nothing has changed that would affect our basic analysis, we consider a temporary drop in price a buying opportunity that lowers the cost of the Fund's investment.


   The consumer non-durables sector, specifically the retail industry, offered a good example this year. Retail sales generally were stagnant, reflecting the overall slow economy and lack of consumer confidence. Wall Street took a "sell" stance toward the group as a whole, with little regard for the prospects of individual companies. While we agree that


[Short rule above Footnote]

[Footnote] (1)Ratings are for Pioneer Capital Growth Fund's Class A shares only. Morningstar proprietary ratings are published in Morningstar Mutual Funds and are subject to change every month. The Fund's five-star rating is based on its three- and five-year performance ended October 31, 1995. The Fund was rated against a universe of equity funds by assessing each fund's historical total returns and risk relative to the other mutual funds in the investment category. The risk and return evaluations are combined to produce a one- to five-star risk-adjusted rating; five stars represent the top 10%. The Fund's Class B shares will not be eligible for a Morningstar rating until they havethree years of operating history.

the going may be tough in the near future for retail overall, we have high hopes for some select companies, and, accordingly, added Wet Seal, Best Products and Grossman's to the Fund's portfolio. What's more, when retail stocks were hit particularly hard toward the end of the period, we took the opportunity to augment the Fund's positions in Kmart, TJX and Fingerhut at extremely "cheap" prices. We expect the Fund to hold these stocks until they reach price levels that reflect the value we see in them.

   Large-capitalization technology stocks were the biggest, and most publicized, gainers during the year. Of course, while many technology companies recorded impressive earnings to substantiate their skyrocketing stock prices, others' stock prices were pushed up by Wall Street's euphoria toward the sector. Your Fund's technology holdings, although generally smaller, lesser-known companies, also took part in the sector's rally. In fact, as the period progressed, many of the Fund's technology investments reached or moved beyond what we believed was their fair and sustainable market value. We therefore sold a number of these issues, in most cases realizing sizable gains. Holdings sold include Softkey International, Allen Group and Microcom. By sticking to our strict buy-and-sell discipline and focusing on individual company analysis, we avoided getting caught up in the chase of a popular sector. Although at times this may mean your Fund won't fully participate in a sector's run-up, as we saw to a certain degree this year, we believe our strategy serves investors best over the long term.


   Unlike technology, the financial area still offers a number of well-valued opportunities. Financial stocks in general are offering reasonable price-to-earnings ratios, in addition to solid growth potential. Most of the Fund's financial stocks turned in strong results for the year, helped by the lower interest rates we saw as 1995 progressed. Some of your Fund's holdings include Federal National Mortgage Association, a government agency mortgage association; Student Loan Marketing Association, a provider of loans; Western National, a producer and marketer of annuities; and Twentieth Century Industries, an insurance company.



   Undervalued companies also have the potential to add value to your Fund in another way; as they become more successful, they may look attractive to other companies. This creates the potential for a takeover and higher stock prices. While we do not select companies merely because we believe they will become takeover targets, we inevitably hold likely candidates because acquirers recognize the same attractive characteristics identified by your Fund's management. A number of holdings in the portfolio were taken-over during the fiscal year, adding nicely to the Fund's performance. "Takeovers" included: Leaseway Transportation, bought by Penske; U.S. Shoe, bought by Luxottica; Clark Equipment, acquired by Ingersoll Rand; and Green Forest Lumber, acquired by McMillan Bloedel.



   Our opportunistic approach to investing has resulted in a widely diversified portfolio. The accompanying chart shows the Fund's sector distribution at the period's end.



[Pie Chart]

Sector Distribution
(Percentage of equity holdings as of October 31, 1995)


Consumer Non-Durables 24%
Capital Goods 19%
Technology 15%
Services 11%
Basic Industries 10%
Financial 10%
Energy 6%
Transportation 3%
Consumer Durables 2%


Over the course of the year, substantial assets flowed into the Fund, bringing net assets to $1.2 billion as of October 31, up from $448 million one year earlier. The Fund's outstanding performance triggered the growth; many portfolio holdings appreciated in value and new investors joined the Fund at a fervid rate. Your Fund's management took care in deploying the Fund's assets, given record-high stock prices. We intend, of course, for the Fund to be as fully invested as is practicable; however, we will not add an issue to the portfolio until we have researched it thoroughly and believe it offers real value. This, in our view, remains the best approach to long-term investing. Accordingly, the portfolio's temporary cash investments totaled 22.5% at the period's end. We are confident this percentage will decline as we continue our analysis of companies of all sizes, in all sectors of the market.

Looking Ahead

Financial markets have set a scorching pace in 1995 and have rewarded many investors. Naturally, such upward momentum cannot be sustained forever. But what can be sustained is an investment philosophy and strategy. Rather than speculate on the market's next move, your Fund's management concentrates on what we think makes the most sense for long-term investing success -- identifying the growth potential of individual companies.



As Pioneer Capital Growth Fund moves into its seventh year your management looks forward to the challenge of maintaining and expanding the Fund's considerable achievements. We remain optimistic about the opportunities that can be uncovered in the stock market, and we intend to pursue your Fund's objective of long-term growth with the same disciplined approach that has brought positive results to date.



The following pages provide your Fund's audited list of portfolio holdings and financial statements as of October 31, 1995. If you have any questions about your investment in Pioneer Capital Growth Fund, please contact your investment representative, or call Pioneer at 1-800-225-6292.



Respectfully,


[Signature of John F. Cogan, Jr.]

John F. Cogan, Jr.
Chairman and President,
Pioneer Capital Growth Fund



December 11, 1995

Growth of a $10,000 Investment*



This chart shows the growth of a $10,000 investment made in Pioneer Capital Growth Fund Class A shares at its public offering price on July 25, 1990, compared with the growth of the Standard & Poor's 500 Index.+



[Line Chart]

[Comparison of Pioneer Capital Growth Fund Class A to Standard &
Poor's 500 Index]

PIONEER CAPITAL GROWTH FUND CLASS A:
Average Annual Total Returns
(as of October 31, 1995)
Class A Shares         Net Asset Value     Public Offering Price*
Life of Fund (7/25/90)     17.81                   16.50%
Five Years                 27.13                   25.63
Three Years                24.72                   22.27
One Year                   19.32                   12.48



The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. Investors cannot directly invest in the Index.



*Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of all distributions at net asset value. +Index comparisons begin July 31, 1990.
  Past performance does not guarantee future results. Return and share price fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Growth of a $10,000 Investment*



This chart shows the growth of a $10,000 investment made in Pioneer Capital Growth Fund Class B shares at public offering price, compared with the growth of the Standard & Poor's 500 Index.


[Line Chart]

[Comparison of Pioneer Capital Growth Fund Class B to Standard &
Poor's 500 Index]

PIONEER CAPITAL GROWTH FUND CLASS A:
Average Annual Total Returns
(as of October 31, 1995)

Class B Shares          If Held   If Redeemed*
Life of Fund (4/4/94)   21.67%       19.40%
One Years               18.42        14.42



The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. Investors cannot directly invest in the Index.


*Reflects deduction of the maximum 4.0% contingent deferred sales charge at the end of the period and assumes reinvestment of all distributions.
 Past performance does not guarantee future results. Return and share price fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

SCHEDULE OF INVESTMENTS--PIONEER CAPITAL GROWTH FUND--October 31, 1995

   Shares                                              Value
-----------                                        --------------
                      COMMON STOCKS--77.5%
                      BASIC INDUSTRIES--7.8%
                         Chemicals--4.2%
    108,700   Albermarle Corp.                        $  2,024,537
    290,000   CIMCO Inc.*+                               2,283,750
  1,275,300   Crompton & Knowles Corp.                  16,100,663
    459,400   DeSoto, Inc.+                             2,124,725
    290,000   The Geon Co.                               7,213,750
    400,000   Methanex Corp.*                            2,650,000
    670,000   NL Industries, Inc.*                       8,710,000
    299,400   Pratt & Lambert United, Inc.               1,175,625
    330,000   Specialty Chemical Resources,Inc.*+     ------------
                                                      $ 48,607,875
                                                      ------------
                        Containers--0.3%
    394,300   Sun Coast Industries, Inc.*+            $  3,351,550
                                                      ------------
                       Iron & Steel--1.4%
  1,510,400   Armco, Inc.                             $  9,251,200
    465,600   Kentucky Electric Steel, Inc.*+            3,841,200
    468,000   Proler International Corp.*+               3,276,000
                                                      ------------
                                                      $ 16,368,400
                                                      ------------
                          Metals--0.2%
    153,400   Brush Wellman, Inc.                     $  2,569,450
                                                      ------------
                    Telecommunications--1.7%
    313,000   AT&T Corp.                              $ 20,032,000
                                                      ------------
                 TOTAL BASIC INDUSTRIES               $ 90,929,275
                                                      ------------
                      CAPITAL GOODS--14.8%
                Construction & Engineering--5.6%
  1,221,900   AMRE, Inc.+                             $ 10,997,100
    198,000   BMC West Corp.*                            2,772,000
  1,291,400   Justin Industries, Inc.                   12,914,000
  1,520,000   Kasler Holding Corp.*+                     8,740,000
  1,217,000   The Lamson & Sessions Co.*+                8,062,625
    745,000   Lone Star Industries, Inc.+               17,041,875
    835,600   Morgan Products, Ltd.*+                    4,386,900
                                                      ------------
                                                      $ 64,914,500
                                                      ------------
                   Pollution and Waste--1.3%
  1,246,500   Catalytica, Inc.*+                      $  5,920,875
  2,106,600   Mid-American Waste Systems, Inc.*+         8,953,050
                                                      ------------
                                                      $ 14,873,925
                                                      ------------

                      Producer Goods--7.9%
    215,000   Autoclave Engineers, Inc.+              $  2,499,375
     46,500   Cyrk International, Inc.*                    511,500
    251,700   Ferrofluidics Corp.* #                     3,335,025
    362,900   Figgie International, Inc. (Class A)*      4,354,800
    283,400   Furon Co.                                  4,392,700
    413,300   Gehl Co.*+                                 3,099,750
  1,245,400   Griffon Corp.*                            10,430,225
    625,000   Insilco Corp.*+                           20,859,375
    319,000   Lindberg Corp.+                            1,993,750
    151,000   Lindsay Manufacturing Co.*                 5,322,750
    955,600   Park Ohio Industries, Inc.*+            $ 13,139,500
    162,177   Raymond Corp.*                             3,243,540
    259,000   Robbins & Myers, Inc.+                     8,676,500
    120,500   Samsonite Corp.*                           1,220,063
  1,000,000   Sudbury, Inc.*+                            8,375,000
                                                      ------------
                                                      $ 91,453,853
                                                      ------------
                 TOTAL CAPITAL GOODS                  $171,242,278
                                                      ------------
                    CONSUMER DURABLES--1.5%
                    Consumer Durables--0.9%
    393,000   Arctco Inc.                             $  4,421,250
    670,400   Supreme Industries, Inc. (Class A)*+       5,488,900
                                                      ------------
                                                      $  9,910,150
                                                      ------------
                      Motor Vehicles--0.6%
    995,000   TBC Corp.*                              $  6,965,000
                                                      ------------
                 TOTAL CONSUMER DURABLES              $ 16,875,150
                                                      ------------
                  CONSUMER NON-DURABLES--18.5%
                      Home Products--1.1%
    200,000   Ekco Group, Inc.                        $  1,125,000
    221,089   Lifetime Hoan Corp.*                       2,100,346
    468,000   Rival Manufacturing Co.+                   9,126,000
                                                      ------------
                                                      $ 12,351,346
                                                      ------------
                     Retail Non-Food--11.0%
  2,088,200   Best Products Corp., Inc.*+             $ 10,310,487
    661,500   Cole National Corp. (Class A)*+            8,103,375
  1,036,400   Drug Emporium, Inc.*+                      4,210,375
  1,241,900   Fingerhut Co., Inc.                       16,920,888
  1,302,800   Genesco Inc.*+                             5,211,200
  2,222,000   Grossman's Inc.*+                          3,333,000
  1,000,000   Inter-TAN, Inc.*+                          8,500,000
    490,000   Kmart Corp.                                3,981,250
    616,098   Ladd Furniture, Inc.+                      8,163,298
  2,002,400   Levitz Furniture, Inc.*+                   6,007,200
    215,000   Maybelline, Inc.                           5,079,375
    597,900   MicroAge, Inc.*                            5,007,412
    714,300   The Stride Rite Corp.                      8,035,875
  1,185,500   TJX Co., Inc.                             16,004,250
    470,000   Toys "R" Us, Inc.*                        10,281,250
    187,500   Wet Seal, Inc. (Class A)*                  1,148,437
    476,500   Woolworth Corp.                            6,968,812
                                                      ------------
                                                      $127,266,484
                                                      ------------
                     Textiles/Clothes--6.4%
  1,004,500   Farah, Inc.*+                           $  6,780,375
  1,122,300   Galey & Lord, Inc.*+                      14,028,750
    272,200   Guilford Mills, Inc.                       6,022,425
    100,000   Hartmarx Corp.*                              500,000
    440,200   Marisa Christina, Inc.*+                   7,813,550
    251,600   Oneita Industries, Inc.*                   1,698,300
    559,600   Paragon Trade Brands, Inc.*                8,883,650
  1,033,500   Shaw Industries, Inc.                     13,177,125
  1,400,000   Tultex Corp.*                              6,650,000
  1,448,300   Worldtex, Inc.*+                           7,965,650
                                                      ------------
                                                      $ 73,519,825
                                                      ------------
              TOTAL CONSUMER NON-DURABLES             $213,137,655


The accompanying notes are an integral part of these financial statements.


                                     6


   Shares                                              Value
-----------                                        --------------

                          ENERGY--4.8%
                    Oil & Gas Extraction--3.3%
    130,000   Ashland, Inc.                           $  4,111,250
    318,700   Diamond Shamrock, Inc.                     8,206,525
    264,400   Giant Industries, Inc.                     2,544,850
    590,600   Ranger Oil Ltd.                            3,395,950
    299,300   Ultramar Corp.                             7,295,438
    400,000   YPF S.A. (A.D.R.)                          6,850,000
  1,584,900   Zapata Corp.*+                             6,141,487
                                                      ------------
                                                      $ 38,545,500
                                                      ------------
                    Oil & Gas Services--0.5%
    774,200   Tokheim Corp.*+                         $  5,612,950
                                                      ------------
                         Electric--1.0%
    300,000   Southern California Edison Co.          $  5,100,000
    450,000   Westinghouse Electric Co.                  6,356,250
                                                      ------------
                                                      $ 11,456,250
                                                      ------------
                 TOTAL ENERGY                         $ 55,614,700
                                                      ------------
                        FINANCIAL--8.0%
                       Real Estate--0.6%
    440,000   Amresco, Inc.                           $  4,675,000
    488,650   Patten Corp.*                              2,076,763
                                                      ------------
                                                      $  6,751,763
                                                      ------------
                  Finance Miscellaneous--2.9%
    102,300   Federal National Mortgage               $ 10,728,712
              Association
  2,117,200   Ideon Group, Inc.+                        18,790,150
     79,900   Student Loan Marketing Association         4,704,113
                                                      ------------
                                                       $34,222,975
                                                     ------------
                        Insurance--4.5%
    677,400   Capital Guaranty Corp.+                 $ 14,987,475
  1,161,700   Twentieth Century Industries, Inc.*       19,313,262
  1,301,800   Western National Corp.                    17,899,750
                                                      ------------
                                                      $ 52,200,487
                                                      ------------
                 TOTAL FINANCIAL                       $93,175,225
                                                      ------------
                         SERVICES--8.2%
                   Broadcasting & Media--0.0%
    145,000   Future Communications, Inc.*+@          $     18,125
                                                      ------------
                     Pharmaceuticals--5.5%
  1,075,000   Alkermes, Inc.*+                        $  6,987,500
    445,000   Aronex Pharmaceuticals, Inc.*              1,501,875
    440,000   Autoimmune Inc.*                           4,070,000
    500,000   Ethical Holdings Plc*                      4,500,000
    240,000   Guilford Pharmaceuticals Inc.*+            3,960,000
  1,195,000   ImClone Systems, Inc.*+                    4,257,188
    310,800   Interneuron Pharmaceuticals, Inc*          4,623,150
    626,325   Ligand Pharmaceuticals Inc.*               4,932,309
    320,000   Magainin Pharmaceuticals, Inc.*            2,600,000
    967,400   Medeva Plc (Sponsored A.D.R.)             16,566,725
    733,000   NeoRx Corp.*+                              3,848,250
    365,000   Sepracor, Inc.*                            6,159,375
                                                      ------------
                                                      $ 64,006,372
                                                      ------------
              Health Services & Personal Care--2.7%
     93,000   Allied Healthcare Products Inc.         $  1,767,000
    364,800   American Healthcorp, Inc.*                 2,781,600
    110,000   Apria Healthcare Group Inc.*               2,378,750
    534,700   BioWhittaker, Inc.*                        4,010,250
    110,000   Coastal Physician Group Inc.*              1,443,750
    692,000   Mid Atlantic Medical Services, Inc.*      13,753,500
    250,000   Tenet Healthcare Corp.*                    4,468,750
                                                      ------------
                                                       $30,603,600
                                                      ------------
                 TOTAL SERVICES                        $94,628,097
                                                      ------------
                       TECHNOLOGY--11.4%
                       Electronics--8.8%
    989,800   Amtech Corp.+                           $  5,567,625
     90,000   Apple Computer, Inc.                       3,268,125
    953,500   Banyan Systems, Inc.*+                     7,449,219
    100,000   Belden, Inc.                               2,412,500
    120,500   Culligan Water Technology, Inc.*           2,078,625
    393,900   Dataflex Corp.*+                           2,264,925
    406,100   Instron Corp.+                             4,923,963
    835,000   Intergraph Corp.*                         10,124,375
    610,000   Marcam Corp.*+                             9,150,000
    718,000   Micro Focus Group Plc (A.D.R.)*            6,641,500
    480,800   Moog, Inc. (Class A)*+                     6,430,700
    696,500   NAI Technologies, Inc.*+                   1,044,750
  1,369,100   Rexel Inc.*+                              15,744,650
    665,000   Signal Technology Corp.*+                  3,325,000
    675,000   Southern Electronics Corp.*+               3,290,625
    120,000   View Logic Systems, Inc.*                  1,170,000
  1,209,000   Walker Interactive Systems, Inc.*+         9,672,000
    331,600   Whittaker Corp.*                           6,590,550
                                                      ------------
                                                      $101,149,132
                                                      ------------
                    Computers/Software--2.6%
    115,000   Advanced Logic Research, Inc.*          $    833,750
    485,000   AFC Cable Systems*+                        5,698,750
    580,600   BancTec, Inc.*+                           10,886,250
    236,600   CrossComm Corp.*                           2,661,750
    574,500   INTERLINQ Software Corp.*+                 1,867,125
    469,300   Meridian Data, Inc.*+                      4,693,000
    617,950   Triad Systems Corp.*                       3,398,725
                                                      ------------
                                                      $ 30,039,350
                                                      ------------
                 TOTAL TECHNOLOGY                     $131,188,482
                                                      ------------
                      TRANSPORTATION--2.5%
    300,000   Airborn Freight Corp.                   $  7,875,000
  1,377,000   Avondale Industries, Inc.*+               20,655,000
                                                      ------------
                 TOTAL TRANSPORTATION                 $ 28,530,000
                                                      ------------
                 TOTAL COMMON STOCKS
                 (Cost $842,217,635)(a)               $895,320,862
                                                      ------------



The accompanying notes are an integral part of these financial statements.

  Principal
    Amount                                                Value
-------------                                      ---------------
                  TEMPORARY CASH INVESTMENTS--22.5%
  $22,670,000   Commercial Credit Co., 5.70%,
                 11/01/95                            $  22,716,759
   25,594,000   Exxon Asset Management., 5.70%,
                 11/02/95                               25,642,729
   25,736,000   Ford Motor Credit Co., 5.73%,  11/03/   25,772,931
   30,516,000   General Electric Capital Corp., 5.73%,
                 11/06/95                               30,554,938
   33,315,000   Chevron Credit Corp., 5.75%, 11/07/95   33,352,326
   31,366,000   Chevron Credit Corp., 5.72%, 11/08/95   31,395,964
   44,724,000   Associates Corp. of North America,
                 5.71%, 11/09/95                        44,759,542
   21,677,000   Prudential Funding Corp., 5.73%,
                 11/10/95                               21,683,913
   24,002,000   Household Finance Corp., 5.74%,
                 11/13/95                               24,005,835
                                                     -------------

                   TOTAL TEMPORARY CASH
                   INVESTMENTS
                   (Cost $259,600,000)               $  259,884,937
                                                     --------------

                   TOTAL INVESTMENT IN
                   SECURITIES--100%
                   (Cost $1,101,817,635)             $1,155,205,799
                                                     ==============


* Non-income producing security.
+ Investment held by the Fund representing 5% or more of the outstanding voting stock of such company (see Note 5).
@ Future Communications, Inc. was ordered into Chapter 7 of the federal bankruptcy regulations on March 22, 1994.
# 40,000 shares of Ferrofluidics Corp. were restricted as of October 31,
    1995.
(a) At October 31, 1995, the net unrealized gain on investments based on cost for federal income tax purposes of $842,683,514 was as follows:


             Aggregrate gross unrealized gain for all
               investments in which there is an excess of value
               over tax cost                                    $134,747,324
             Aggregrate gross unrealized loss for all
               investments in which there is an excess of tax cost
               over value                                        (82,109,976)
             Net unrealized gain                                $ 52,637,348
                                                                =============


Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 1995 aggregated approximately $762,635,000 and $389,241,000, respectively.


The accompanying notes are an integral part of these financial statements.

                         PIONEER CAPITAL GROWTH FUND
                       BALANCE SHEET--OCTOBER 31, 1995
               (DOLLARS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)


ASSETS:
 Investment in securities, at value (including
   temporary cash investments of $259,885) (cost
   $1,101,818; see Schedule of Investments and Notes 1
   and 7)                                                  $1,155,206
 Receivables--
  Trust shares sold                                            10,885
  Investment securities sold                                    5,032
  Dividends                                                       236
 Other                                                             34
                                                           ----------
   Total assets                                            $1,171,393
                                                           ----------
LIABILITIES:
 Payables--
  Investment securities purchased                          $   12,325
  Trust shares repurchased                                        692
  Due to bank                                                     234
 Accrued expenses--
  Management fees (Note 2)                                        104
  Other (Notes 2, 3 and 4)                                        951
                                                           ----------
   Total liabilities                                       $   14,306
                                                           ----------
NET ASSETS
 Paid-in capital (Note 1)                                  $  982,999
 Accumulated undistributed net investment income
   (Note 1)                                                     3,285
 Accumulated undistributed net realized gain on
   investments (Note 1)                                       117,700
 Net unrealized gain on investments (Note 1)                   53,103
                                                            ---------
   Total net assets                                        $1,157,087
                                                           ==========
NET ASSET VALUE PER SHARE:
 Class A--(based on $845,415/43,541,434 shares of
   beneficial interest outstanding--unlimited number of
   shares authorized)                                          $19.42
                                                           ==========
 Class B--(based on $311,672/16,232,650 shares of
   beneficial interest outstanding--unlimited number of
   shares authorized)                                          $19.20
                                                           ==========
MAXIMUM OFFERING PRICE:
 Class A                                                       $20.60
                                                           ==========



The accompanying notes are an integral part of these financial statements.

                         PIONEER CAPITAL GROWTH FUND
                           STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED OCTOBER 31, 1995
                            (DOLLARS IN THOUSANDS)


 INVESTMENT INCOME (Note 1):
 Dividends (net of foreign taxes withheld of $48)          $  5,372
 Interest                                                     7,859
 Other (Note 6)                                                 311
                                                           --------
   Total investment income                                 $ 13,542
                                                           --------
Expenses:
 Management fees (Note 2)                                  $  4,584
 Distribution fees (Note 4)
  Class A                                                     1,493
  Class B                                                     1,609
 Transfer agent fees (Note 3)
  Class A                                                     1,479
  Class B                                                       408
 Registration fees                                              450
 Professional fees                                               86
 Accounting (Note 2)                                            108
 Custodian fees                                                  95
 Fees and expenses of nonaffiliated trustees                     13
 Printing                                                        79
 Miscellaneous                                                   53
                                                           --------
  Total expenses                                           $ 10,457
  Less fees paid indirectly (Note 5)                           (200)
                                                           --------
  Net expenses                                             $ 10,257
                                                           --------
   Net investment income                                   $  3,285
                                                           --------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
 Net realized gain on investments (Note 1)                 $118,604
 Change in net unrealized gain on investments                13,149
                                                           --------
  Net gain on investments                                  $131,753
                                                           --------
   Net increase in net assets resulting from
     operations                                            $135,038
                                                           ========



The accompanying notes are an integral part of these financial statements.

PIONEER CAPITAL GROWTH FUND
                     STATEMENTS OF CHANGES IN NET ASSETS
                FOR THE YEARS ENDED OCTOBER 31, 1995 AND 1994
               (DOLLARS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

                                                                1995        1994
                                                             ----------- -----------
From Operations:
 Net investment income (loss)                                $    3,285   $ (1,292)
 Net realized gain on investments                               118,604     28,414
 Change in net unrealized gain on investments                    13,149     25,233
                                                             ----------   --------
  Net increase in net assets resulting from operations       $  135,038   $ 52,355
                                                             ----------   --------
Distributions to Shareholders
  From:
 Net realized gain on investments--
  Class A ($0.95 and $1.66 per share, respectively)          $  (24,106)  $(20,593)
  Class B ($0.95 and $0.00 per share, respectively)              (3,342)     --
                                                             ----------   --------
 Decrease in net assets resulting from distributions to
   shareholders                                              $  (27,448)  $(20,593)
                                                             ----------   --------
From Trust Share Transactions:
 Net proceeds from sale of shares                            $  829,056   $277,119
 Net asset value of shares issued to shareholders in
   reinvestment of dividends                                     25,071     18,612
 Cost of shares repurchased                                    (252,993)   (73,800)
                                                             ----------   --------
  Increase in net assets resulting from trust share
  transactions                                               $  601,134   $221,931
                                                             ----------   --------
  Net increase in net assets                                 $  708,724   $253,693
Net Assets:
 Beginning of year                                              448,363    194,670
                                                             ----------   --------
 End of year (including accumulated undistributed net
   investment income of $3,285 and   $0, respectively)       $1,157,087   $448,363
                                                             ==========   ========

                                          YEAR ENDED                YEAR ENDED
                                       OCTOBER 31, 1995          OCTOBER 31, 1994
                                   ------------------------- ------------------------
                                      SHARES        AMOUNT      SHARES       AMOUNT
                                   ------------   ---------   ----------  ---------
CLASS A
 Shares sold                        31,217,878    $ 560,356   14,785,940   $ 236,148
 Shares issued to shareholders
   in reinvestment of
   distributions                     1,416,455       22,168    1,290,735      18,612
 Less shares repurchased           (12,606,807)    (229,689)  (4,604,463)    (72,756)
                                   -----------    ---------   -----------  ---------
 Net increase                       20,027,526    $ 352,835   11,472,212   $ 182,004
                                   ===========    =========   ===========  =========
CLASS B*
 Shares sold                        14,855,236    $ 268,700    2,532,278   $  40,972
 Shares issued to shareholders
   in reinvestment of
   distributions                       186,465        2,903       --           --
 Less shares repurchased            (1,277,916)     (23,304)     (63,413)     (1,045)
                                    ----------    ---------   -----------  ---------
 Net increase                       13,763,785    $ 248,299    2,468,865   $  39,927
                                   ===========    =========   ===========  =========

* Class B shares were first publicly offered on April 4, 1994.



The accompanying notes are an integral part of these financial statements.

                         PIONEER CAPITAL GROWTH FUND
                             FINANCIAL HIGHLIGHTS
       SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

                                                                                July 25,
                                                                                1990 to
                                                                                October
                                        For the Years Ended October 31,           31,
                                 ---------------------------------------------
CLASS A                            1995     1994      1993     1992     1991      1990
                                 -------- --------  -------- -------- --------  -------
Net asset value, beginning of
  period                         $  17.26 $  16.17  $  12.42 $ 11.58   $  7.50  $ 10.50
                                   ------   ------   ------    ------   ------  -------
Increase (decrease) from
  investment operations:
 Net investment income (loss)    $   0.08 $  (0.05) $  (0.02) $ (0.01) $  0.07  $ (0.04)
 Net realized and unrealized
  gain (loss) on investments         3.03     2.80      4.43    1.21      4.01    (2.96)
                                   ------   ------   ------    ------   ------  -------
 Net increase (decrease) from
  investment operations          $   3.11 $   2.75  $   4.41 $  1.20   $  4.08  $ (3.00)
Distribution to shareholders
  from:
 Net investment income              --       --        --      (0.04)     --       --
 Net realized gain                  (0.95)    (1.66)    (0.66)   (0.32)    --      --
                                   ------   ------   ------    ------   ------  -------
Net increase (decrease) in net
  asset value                    $   2.16 $   1.09  $   3.75 $  0.84   $  4.08  $ (3.00)
                                   ------   ------   ------    ------   ------  -------
Net asset value, end of period   $  19.42 $  17.26  $  16.17 $ 12.42   $ 11.58  $  7.50
                                 ======== ========  ======== =======   =======  =======
Total return*                       19.32%    19.03%    36.59%   10.88%   54.40%  (28.57%)
Ratio of net operating expenses
  to average net assets              1.16%+    1.26%     1.27%    1.48%    1.69%    7.12%**
Ratio of net investment income
  (loss) to average net assets       0.53%+   (0.44%)   (0.26%)  (0.20%)   0.69%   (2.16%)**
Portfolio turnover rate             59.43%    47.10%    68.09%   62.00%   37.76%    0.00%
Net assets, end of period (in
  thousands)                      $845,415  $405,904  $194,670  $75,796   $21,013 $ 2,483
Ratios assuming reduction for
  fees paid indirectly:
 Net operating expenses              1.14%
 Net investment income               0.55%

                                                           Year        April 4,
                                                           Ended        1994 to
                                                        October 31,   October 31,
CLASS B                                                    1995          1994
                                                        ------------  ------------
Net asset value, beginning of period
                                                        $     17.20   $    14.94
                                                        -----------   -----------
Increase (decrease) from investment operations:
 Net investment loss                                    $     (0.01)  $    (0.04)
 Net realized and unrealized gain on investments               2.96         2.30
                                                        -----------   -----------
 Net increase from investment operations                $      2.95   $     2.26
Distribution to shareholders from:
 Net realized gain                                            (0.95)      --
                                                        -----------   -----------
Net increase in net asset value                         $      2.00   $     2.26
                                                        -----------   -----------
Net asset value, end of period                          $     19.20   $    17.20
                                                        ===========   ===========
Total return*                                                 18.42%       15.13%
Ratio of net operating expenses to average net assets          1.93%+       2.04%**
Ratio of net investment loss to average net assets            (0.18%)+     (1.12%)**
Porfolio turnover rate                                        59.43%       47.10%
Net assets, end of period (in thousands)                    $311,672      $42,459
Ratios assuming reduction for fees paid indirectly:
 Net operating expenses                                         1.88%
 Net investment loss                                           (0.13%)


 +Ratios include fees paid indirectly.
 *Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
**Annualized.


The accompanying notes are an integral part of these financial statements.

1. Pioneer Capital Growth Fund (the Fund), one of three funds that composes Pioneer Growth Trust, is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company.

The Board of Trustees (the Trustees) has authorized the issuance of two share classes of the Fund, designated as Class A and Class B shares. Class B shares were first publicly offered on April 4, 1994. Shares issued and outstanding prior to April 4, 1994 were designated as Class A shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by shareholders of Class A and Class B shares, respectively.

The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:


  A. Security Valuation--Security transactions are recorded on trade date. Each day, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Trustees. Temporary cash investments are valued at amortized cost plus accrued interest, which approximates value. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

 Gains and losses on sales of investments are calculated on the "identified cost" method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.


  B. Federal Taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

  The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

  The Fund has reclassified approximately $1,770,000 from accumulated undistributed net realized gain on investments to paid-in capital. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

  C. Trust Shares--The Fund records sales and repurchases of its trust shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned approximately $1,774,000 in underwriting commissions on the sale of the Fund's trust shares during the year ended October 31, 1995. Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund, if any, with respect to each class of shares are calculated in the same manner, at the same time, on the same day and in the same amount, except that Class A and Class B shares bear different transfer agent and distribution fees.

  D. Class Allocations--Distribution expenses are calculated based on the average daily net asset value attributable to Class A and Class B shares of the Fund, respectively. Shareholders of Class A and Class B share all expenses and fees paid to the transfer agent, Pioneering Services Corporation
(PSC), for their services, which are allocated based on number of accounts in each class and the ratable allocation of related out-of-pocket expense (see
Note 3). Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

2. Pioneering Management Corporation (PMC), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 0.65% of the Fund's average daily net assets up to $300 million; 0.60% of the next $200 million; 0.50% of the next $500 million; 0.45% of excess over $1 billion.

In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. Included in accrued expenses--other is approximately $12,000 in accounting fees payable to PMC at October 31, 1995.

3. PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in accrued expenses-- other is approximately $195,000 in transfer agent fees payable to PSC at October 31,1995.


4. The Fund adopted a Plan of Distribution for Class A shares (Class A Plan) and Class B shares (Class B Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. These plans allow for Class A shares and Class B shares to reimburse and compensate PFD for providing varying levels of distribution services and other account maintenance services. The Class A Plan and Class B Plan provide for reimbursement of PFD's distribution services in an amount up to 0.25% and 0.75%, respectively, of the average daily net assets of the respective classes of shares. The Fund may also compensate PFD for additional services in an amount up to 0.25% of the Fund's average daily net assets attributable to Class B shares. Included in accrued expenses--other is approximately $450,000 in distribution fees payable to PFD at October 31, 1995.

In addition, Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge (CDSC) at declining rates beginning at 4.0% based on the lower of cost or market value of shares being redeemed. Proceeds from the CDSC are paid to PFD. For the year ended October 31, 1995, CDSC in the amount of approximately $175,000 was paid to PFD.

5. The Fund has entered into certain expense offset arrangements resulting in a reduction of the Fund's total expenses. For the year ended October 31, 1995, fees paid indirectly through such offset arrangements were approximately $200,000.

6. During the year ended October 31, 1995, PMC paid the Fund approximately $311,000 as a result of a class action settlement related to one of the Fund's portfolio investments.

7. The Fund primarily invests in smaller capitalized company securities that tend to be more sensitive to changes in earnings expectations and have lower trading volumes than mid- to large-capitalized company securities, and as a result, they may experience more abrupt and erratic price movements. The Fund's investments in these smaller capitalized companies may exceed 5% of the outstanding voting stock. Such companies are deemed affiliates of the Fund for financial reporting purposes. The following summarizes transactions with affiliates of the Fund as of October 31, 1995:

                                       Purchases        Sales      Dividend
             Affiliates                   Cost          Cost        Income      Value
-----------------------------------   -------------  ------------  ---------  ------------
AFC Cable Systems*                                   $             $
                                      $  8,216,875        --          --     $  5,698,750
Alkermes, Inc.*                          3,042,813        --          --        6,987,500
AMRE, Inc.                               4,823,277        --         79,770    10,997,100
Amtech Corp.                             5,300,816        --         22,036     5,567,625
Autoclave Engineers, Inc.                  270,000       957,425     78,210     2,499,375
Avondale Industries, Inc.*               2,491,875        --          --       20,655,000
BancTec, Inc.*                          10,765,820        --          --       10,886,250
Banyan Systems, Inc.*                   10,263,136       723,483      --        7,449,219
Best Products Corp., Inc.*              16,270,780    10,788,958      --       10,310,487
Capital Guaranty Corp.                  11,836,537        --         75,885    14,987,475
Catalytica, Inc.*                        4,733,813        --          --        5,920,875
CIMCO Inc.*                                --             --          --        2,283,750
Cole National Corp. (Class A)*           6,908,788        --          --        8,103,375
Dataflex Corp.*                            600,000       232,500      --        2,264,925
DeSoto, Inc.*                              --             --          --        2,124,725
Drug Emporium, Inc.*                     4,852,157        --          --        4,210,375
Farah, Inc.*                                23,750        --          --        6,780,375
Future Communications, Inc.*               --             --          --           18,125
Galey & Lord Inc.*                       2,684,375        --          --       14,028,750
Gehl Co.*                                  --            758,785      --        3,099,750
Genesco Inc.*                            5,017,968        --          --        5,211,200
Grossman's Inc.*                         4,750,407        --          --        3,333,000
Guilford Pharmaceuticals Inc.*           2,359,072        83,063      --        3,960,000
Ideon Group, Inc.                       21,103,291        --         83,995    18,790,150
ImClone Systems, Inc.*                     273,906        --          --        4,257,188
Insilco Corp.*                          12,120,625        --          --       20,859,375
Instron Corp.                              653,955        --         50,540     4,923,963
INTERLINQ Software Corp.*                  --             --          --        1,867,125
Inter-TAN, Inc.*                         5,873,955       728,329      --        8,500,000
Kasler Holding Corp.*                    9,005,262        --          --        8,740,000
Kentucky Electric Steel, Inc.*             411,275        --          --        3,841,200
Ladd Furniture, Inc.                     8,683,095        --         38,892     8,163,298
The Lamson & Sessions Co.*               1,586,366        --          --        8,062,625
Levitz Furniture, Inc.*                  9,557,348        --          --        6,007,200
Lindberg Corp.                             281,250        --         64,560     1,993,750
Lone Star Industries, Inc.               9,927,757        --         62,195    17,041,875
Marcam Corp.*                            2,323,126     1,500,645      --        9,150,000
Marisa Christina, Inc.*                  2,000,100     2,181,250      --        7,813,550
Meridian Data, Inc.*                       351,875        --          --        4,693,000
Mid-American Waste Systems, Inc.*       11,958,709        --          --        8,953,050
Moog, Inc. (Class A)*                      969,052        --          --        6,430,700
Morgan Products, Ltd.*                   1,095,724        --          --        4,386,900
NAI Technologies, Inc.*                    699,250        --          --        1,044,750
NeoRx Corp.*                               796,875        --          --        3,848,250
Park Ohio Industries, Inc.*              5,719,186        --          --       13,139,500
Proler International Corp.*                --             --          --        3,276,000
Rexel Inc.*                                 50,618        --          --       15,744,650
Rival Manufacturing Co.                  7,900,375        --         45,620     9,126,000
Robbins & Myers, Inc.                      102,750        --         77,700     8,676,500
Signal Technology Corp.*                   610,806        --          --        3,325,000
Southern Electronics Corp.*                 70,313        --          --        3,290,625
Specialty Chemical Resources, Inc.*        --             --          --        1,175,625
Sudbury, Inc.*                           2,982,125        --          --        8,375,000
Sun Coast Industries, Inc.*              1,247,394        --          --        3,351,550
Supreme Industries, Inc. (Class A)*        434,000        --          --        5,488,900
Tokheim Corp.*                             --             --          --        5,612,950
Walker Interactive Systems, Inc*         3,948,748           --         --      9,672,000
Worldtex, Inc.*                            306,875        --          --        7,965,650
Zapata Corp.*                            6,570,637        --          --        6,141,487
                                      ------------   -----------   --------   -----------
                                      $234,828,882   $17,954,438   $679,403  $421,107,392
                                      ============   ===========   ========   ===========


* Non-income producing security.

TRUSTEES' FEES, PRINCIPAL SHAREHOLDERS AND SHARE OWNERSHIP OF TRUSTEES AND
                             OFFICERS (UNAUDITED)


The aggregate direct remuneration paid by the Fund to nonaffiliated trustees and officers during the year ended October 31, 1995 was approximately $10,000, plus expenses incurred in attending trustees meetings of approximately $3,000. Fees of trustees who are affiliated with or "interested persons" of Pioneering Management Corporation and Pioneer Funds Distributor, Inc., the investment adviser and principal underwriter, respectively, of the Fund (approximately $300 in 1995), are reimbursed to the Fund by Pioneering Management Corporation in accordance with the management contract with the Fund. At October 31, 1995, the trustees and officers of the Fund owned beneficially 26,637 Class A shares of the Fund (approximately 0.06% of the outstanding Class A shares). The Pioneer Group, Inc., the parent company of Pioneering Management Corporation and Pioneer Funds Distributor, Inc., is a publicly held corporation of which Mr. Cogan, Chairman and President of the Fund, owned approximately 15% of the outstanding shares of capital stock at October 31, 1995.

TAX TREATMENT OF DISTRIBUTIONS MADE DURING THE YEAR ENDED OCTOBER 31, 1995

During the fiscal year ended October 31, 1995, the Fund paid Class A and Class B shareholders the following distributions:


                                           Distributions Per Share
                                     ------------------------------------
                                      From Net    From Net Realized Gain
 To Shareholders                     Investment  ------------------------
    of Record        Payment Date      Income    Short-term   Long-term
-----------------   ----------------  ----------  ----------- -----------
December 20, 1994   December 28,1994      $--       .338       $0.609


On a per share basis, the distributions from net realized gain include $0.609, which should be reported as long-term capital gain. The remaining $0.338 is from short-term capital gain and should be reported as ordinary income.

Shareholders who elected to take the Capital Gain Distribution in additional shares of the Fund should report the distributions as explained above. The tax cost of the shares received is $15.65 and $15.57 per share for Class A shares and Class B shares, respectively.

The Fund hereby designates $55,064,088 as a capital gain dividend for the purposes of the dividend paid deduction.

TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF PIONEER CAPITAL GROWTH FUND:

  We have audited the accompanying balance sheet of Pioneer Capital Growth Fund (one of the portfolios that composes Pioneer Growth Trust), including the schedule of investments, as of October 31, 1995, and the related statement of operations, statements of changes in net assets and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Capital Growth Fund as of October 31, 1995, the results of its operations, the changes in its net assets and financial highlights for the periods presented, in conformity with generally accepted accounting principles.


                                                           ARTHUR ANDERSEN LLP


Boston, Massachusetts
November 27, 1995



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